General	12 Months Ended
Dec. 31, 2025
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	B.O.S. Better Online Solutions Ltd. (“BOS” or the “Company”) is an Israeli corporation.

The Company’s shares are listed on NASDAQ under the ticker BOSC.

b.	The Company has three operating segments: the Intelligent Robotics segment managed by the Company, the RFID Division segment, and the Supply Chain Solutions segment, both of which are managed through the Company’s subsidiaries (see Note 16).

The Company’s wholly owned subsidiaries include:

1.	BOS-Dimex Ltd., (“BOS-Dimex”), is an Israeli company that provides comprehensive turn-key solutions for Automatic Identification and Data Collection (AIDC), combining a mobile infrastructure with software application of manufacturers that we represent. In addition, BOS-Dimex offers on-site inventory count services in the fields of apparel, food, convenience and pharma, asset tagging and counting services for corporate and governmental entities. BOS-Dimex comprises the RFID segment

2.	BOS-Odem Ltd. (“BOS-Odem”), is an Israeli company that is a distributor of electro-mechanical components, mainly to customers in the aerospace, defense and other industries and a supply chain service provider for aviation customers that seek a comprehensive solution to their components-supply needs. BOS-Odem is part of the Supply Chain Solutions segment; and

3.	Ruby-Tech Inc., a New York corporation, is a wholly-owned subsidiary of BOS-Odem and a part of the Supply Chain Solutions segment.

c.	Iron Swords War

In October 2023, Israel was attacked by Hamas, a terrorist organization, and entered a state of war on several fronts. In June 2025, following continued nuclear threats and intelligence assessments indicating imminent attacks, Israel launched a preemptive strike targeting military and nuclear infrastructure inside Iran, aiming to disrupt Iran’s ability to coordinate or escalate hostilities and degrade its nuclear capabilities. Iran responded with multiple waves of drones and ballistic missiles targeting Israeli cities. While most were intercepted, some caused civilian casualties and infrastructure damage. The Israeli military conducted further operations against Iranian assets. As a result, a state of emergency was declared in Israel, resulting in consequences and restrictions on the Israeli economy, which included, among other things, partial or complete closure of businesses, a "closed skies" policy and other limitations. After 12 days of hostilities, a ceasefire between Israel and Iran was reached in June 2025. As of October 9, 2025, Israel and Hamas entered into a ceasefire agreement calling for a permanent end of the war. However, there are no assurances that such agreements will hold.

After the reporting date, on Saturday, February 28, 2026, Israel and the United States launched a combined attack against government targets in Iran, following which Iran responded by firing missiles at Israel and other countries in the region. Following these developments, the terrorist organization Hezbollah opened fire on the State of Israel, which in response expanded the fighting front on the northern border. As a result, the Israeli government declared a special state of emergency in the home front throughout the country, including restrictions on gatherings and a reduction in economic activity except for essential workplaces until April 4, 2026.

As of the date of these financial statements,the conflict continues in parts of the region and management regularly monitors developments and acts in accordance with the guidelines of the various authorities. As of the approval date of these financial statements, the Company believes there is no significant impact on its activities.